SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                  CURRENT REPORT UNDER SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported):  July 8, 1998
                        Commission File Number:  0-14096


                             FORELAND CORPORATION
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                  NEVADA                            87-0422812
      ------------------------------           -------------------
     (State or other jurisdiction of              (IRS Employer
      incorporation or organization)           Identification No.)



          12596 W. BAYAUD AVENUE
      SUITE 300, LAKEWOOD, COLORADO                    80228
      ------------------------------           -------------------
     (Address of Principal Executive                (Zip Code)
                 Offices)



              Registrant's Telephone Number, including Area Code:
                               (303) 988-3122




                                    N/A
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     (Former name, former address, and formal fiscal year, if changed since last report)





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                             ITEM 5.  OTHER EVENTS

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Foreland Corporation announced on July 8, 1998, that its Sand Dune 88-35 well has now been completed for production with an initial production rate of 248 barrels of oil per day.

Foreland management believes that this new discovery further validates the benefits of 3D seismic in Nevada. Development of the Sand Dune field will start as soon as permits are approved.


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                                   SIGNATURES

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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 9, 1998

                                          FORELAND CORPORATION


                                          By /s/ N. Thomas Steele, President
















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